Fees Summary	Jan. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 210,526,300
Previously Paid Amount	15,310
Total Fee Amount	30,573.68
Total Offset Amount	0
Net Fee	$ 15,263.68